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                                                                     EXHIBIT 4.1

NUMBER XX                  RESOURCEPHOENIX.COM, INC.                   XX SHARES
                            a Delaware Corporation          CLASS A COMMON STOCK

     AUTHORIZED XX,000,000 SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE AUTHORIZED XX,000,000 SHARES OF CLASS B COMMON STOCK, $0.001 PAR VALUE

        THIS CERTIFIES THAT XXXXXXXX is the record holder of XXXXX fully paid and non-assessable shares of CLASS A COMMON STOCK, $0.001 PAR VALUE, of RESOURCEPHOENIX.COM, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Amended and Restated Certificate of Incorporation the Corporation and its Bylaws (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned by a transfer agent and registered by a Registrar.

        WITNESS the Seal of the Corporation and the signatures of its duly authorized officers this XXX day of XXXXX, XXXX.


-----------------------------------     ----------------------------------------
President                               Secretary


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FOR VALUE RECEIVED I DO HEREBY SELL, ASSIGN AND TRANSFER UNTO__________________
_____________________________________________ SHARES REPRESENTED BY THE WITHIN
CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________ ______________________________________________ AS ATTORNEY TO TRANSFER THE SAID
SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.



DATED_____________, 19___               ________________________________________
                                                    (Shareholder)

____________________________________    ________________________________________
                (Witness)                             (Shareholder)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

THE CLASS A COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS LIMITED VOTING RIGHTS. THE CLASS B COMMON STOCK HAS SPECIAL VOTING AND CONVERSION RIGHTS.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH SLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE HELD BY A PERSON WHO MAY BE DEEMED TO BE AN AFFILIATE OF THE CORPORATION FOR PURPOSES OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND ACCORDINGLY, ANY SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION MUST BE MADE IN COMPLIANCE WITH CERTAIN REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.